Securities, 424I - Securities, 424I: 1	Sep. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	21Shares Hyperliquid Staking ETF
Aggregate Sales Price	$ 62,572,385.00
Aggregate Redeemed or Repurchased, FY	4,830,629.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 57,741,756.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,974.14